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                                                                  EXHIBIT 10.8A



                                      As of January 1, 1999


Network Plus, Inc.
Network Plus Corp.
234 Copeland Street
Quincy, MA 02169
Attn: Chief Financial Officer

      RE:  $60,000,000.00 LOAN AND SECURITY AGREEMENT

Gentlemen:

      Reference is hereby made to that certain Loan and Security Agreement dated as of October 7, 1998 (as amended, the "Loan Agreement") by and between Network Plus Corp., a Delaware corporation ("Holdings") and Network Plus, Inc., a Massachusetts corporation ("NPI"), as borrowers (individually and collectively, jointly and severally, the "Borrower"), Fleet National Bank, a national banking association, as Agent ("Agent"), and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership, as syndication and arrangement agent for the Lenders (the "S&A Agent"), Fleet National Bank and the other lenders party thereto from time to time (collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Loan Agreement.

      The Borrower has requested that the Agent and the Lenders amend certain provisions of the Loan Agreement, as follows:

      1. The Borrower, the Agent and the Lenders agree to amend Section 7.20(a) of the Loan Agreement by deleting Section 7.20(a) of the Loan Agreement in its entirety and by inserting the following in its place and stead:

     (a) Profitability. Achieve operating EBITDA of not less than the amount shown below for the one (1) month period (except for March 31, 1999, which shall be for the 6 month period) corresponding thereto:


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Network Plus, Inc.
As of January 1, 1999
Page 2


         ----------------------------------  ------------------------
                         Period              Minimum operating EBITDA
         ----------------------------------  ------------------------
         for the 6 month period ending             ($7,000,000)
         March 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,800,000)
         April 30, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($2,800,000)
         May 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($2,700,000)
         June 30, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($2,500,000)
         July 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($2,200,000)
         August 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,800,000)
         September 30, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,600,000)
         October 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,700,000)
         November 30, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,600,000)
         December 31, 1999
         ----------------------------------  ------------------------
         for the one month period ending           ($1,600,000)
         January 30, 2000
         ----------------------------------  ------------------------
         for the one month period ending           ($1,600,000)
         February 28, 2000
         ----------------------------------  ------------------------
         for the one month period ending           ($1,600,000)
         March 31, 2000
         ----------------------------------  ------------------------

      2. The Borrower, the Agent and the Lenders agree to amend Section 7.20(b) of the Loan Agreement by deleting Section 7.20(b) of the Loan Agreement in its entirety and by inserting the following in its place and stead:



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Network Plus, Inc.
As of January 1, 1999
Page 3


     (b) Total Revenues. Achieve total revenues, determined in accordance with GAAP, of not less than the amount shown below for the period corresponding thereto:

         ----------------------------------  ------------------------
                         Period               Minimum Total Revenue
         ----------------------------------  ------------------------
         for the 6 month period ending             $56,100,000
         March 31, 1999
         ----------------------------------  ------------------------
         for the 6 month period ending             $61,500,000
         June 30, 1999
         ----------------------------------  ------------------------
         for the 6 month period ending             $70,000,000
         September 30, 1999
         ----------------------------------  ------------------------
         for the 6 month period ending             $79,500,000
         December 31, 1999
         ----------------------------------  ------------------------
         for the 6 month period ending             $92,500,000
         March 31, 2000
         ----------------------------------  ------------------------

      3. The Borrower, the Agent and the Lenders agree to amend Section 7.20(c) of the Loan Agreement by deleting Section 7.20(c) of the Loan Agreement in its entirety and by inserting the following in its place and stead:

         "(c) Maximum Revolving Line of Credit Debt to Annualized Quarterly
              Revenue Ratio. Achieve a Revolving Line of Credit Debt to Annualized Quarterly Revenue Ratio of 35% or less, measured on a monthly basis."

      4. The Borrower, the Agent and the Lenders agree to delete Section 7.20(d) of the Loan Agreement in its entirety.

      5. The Borrower, the Agent and the Lenders agree to amend Section 2.2(a) of the Loan Agreement by deleting Section 2.2(a) of the Loan Agreement in its entirety and by inserting the following in its place and stead:

         "(a) Subject to the terms and conditions of this Agreement and during the term of this Agreement, each Tranche B Lender severally agrees to make advances ("Tranche B Advances") to Borrower in an amount at any one time outstanding not to exceed such Tranche B Lender's Pro Rata Share of the lesser of (i) the aggregate of the amount collected, in cash, by the Borrower over the prior three (3) month period from Accounts, as evidenced by a report to be furnished to the Agent, MINUS, Tranche A Advances and (ii) the Maximum Tranche B Amount (the "Tranche B Borrowing Base"). The Borrower agrees to furnish the Agent with such information regarding the Borrower's cash collections from Accounts at such






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Network Plus, Inc.
As of January 1, 1999
Page 4


              time and in such form as the Agent may reasonably request. Notwithstanding the foregoing, upon the receipt by Holdings of at least Seventy Five Million Dollars ($75,000,000.00) in net cash proceeds from the issuance and sale of common Stock of Holdings and the contribution of such cash proceeds by Holdings to NPI, and, subject to the terms and conditions of this Agreement and during the term of this Agreement, each Tranche B Lender severally agrees to make Tranche B Advances to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the Maximum Tranche B Amount."

      6. The Borrower, the Agent and the Lenders agree to amend Section 7.3 of the Loan Agreement by adding the following sentence at the end thereof:

              "Notwithstanding the foregoing, the Borrower may acquire an entity whose total revenues as determined in accordance with GAAP for the twelve (12) calendar month period ending immediately prior to the date of such acquisition shall not exceed twenty five percent (25%) of the then current annualized monthly revenue of the Borrower as determined by the financial statements required to be furnished to the Agent pursuant to Section 6.3(a) hereof; provided, however, that the purchase price of any such acquisition shall be paid only in common Stock of Holdings."

      7. The Borrower, the Agent and the Lenders agree to amend Section 7.11 of the Loan Agreement by adding the following sentence at the end thereof:

              "Notwithstanding the foregoing, Holdings may make distributions to holders of the Series A Cumulative Preferred Stock in accordance with the provisions of the Governing Documents so long as the gross proceeds raised in connection with any public offering of Holding's common Stock shall exceed One Hundred Fifteen Million Dollars ($115,000,000.00)."

      8. The Borrower, the Agent and the Lenders agree to delete Section 7.21 of the Loan Agreement in its entirety.

      In consideration of the forgoing amendments, upon execution of this letter agreement, and as a condition precedent to the effectiveness hereof, the Borrower shall pay to the Agent the sum of $125,000, to be distributed by the Agent pro rata to all Participants. In addition, the Borrower





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Network Plus, Inc.
As of January 1, 1999
Page 5


shall pay the Agent a monthly administration fee of $10,000 on the 28th day of each month, commencing May 28, 1999 until the Maturity Date. Further, upon execution of this letter agreement, Holdings shall issue a Warrant in favor of each Lender, in form and substance acceptable to the Agent, for the purchase of such Lender's Pro Rata Share of 5,000 shares of the common stock of Holdings at a price of .01 cent per share. Upon execution of this letter agreement, and as a condition precedent to the effectiveness hereof, the Borrower shall also pay any and all amounts owed to the S&A Agent under or in respect of that certain letter agreement executed by the Borrower dated ____, which amount is $480,0000.00 through June 1, 1999.

      The Agent and the Lenders hereby consent to the purchase by Holdings of 138,888 shares (the "NorthPoint Stock") of common stock of NorthPoint Communications, Inc. ("NorthPoint") on March 23, 1999. In consideration of the foregoing consent, upon the execution of this letter agreement, Holdings shall execute and deliver to the Agent a Pledge Agreement, in form and substance acceptable to the Agent, pursuant to which Holdings will pledge the NorthPoint Stock to the Agent for the benefit of the Lenders, as additional collateral for the Loan.

      Notwithstanding anything to the contrary contained herein or in the Loan Agreement, the Borrower acknowledges and agrees that the Lenders shall have no continuing and further obligation to make Advances after September 30, 1999 unless Holdings shall have received net cash proceeds of at least Seventy Five Million Dollars ($75,000,000.00) from the issuance and sale of Holding's common Stock and such net cash proceeds shall have been contributed by Holdings to NPI as a capital contribution (the "Equity Injection"). After September 30, 1999, provided there shall not have occurred and be continuing an Event of Default and provided that the Borrower shall be in compliance with all terms and conditions of the Loan Agreement, the Borrower may once again request Advances in accordance with the terms and conditions of the Loan Agreement after such time as the Equity Injection is made.

      Notwithstanding the foregoing amendments, the Agent's and the Lenders' failure to insist upon the strict performance of Section 7.20(a) of the Loan Agreement, or of any other term, condition or provision of the Loan Agreement, now or in the future, shall not affect or alter the Loan Agreement, except as provided herein, and each and every term, condition and other provision of the Loan Agreement shall continue in full force and effect, except as provided herein. The foregoing amendments shall not constitute a future amendment or waiver of Section 7.20(a) of the Loan Agreement, or any other term, condition, or provision of the Loan Agreement, except as provided herein. The Borrower ratifies and confirms all of the representations, warranties and covenants contained in the Loan Agreement as modified hereby and agree that the Agent and the Lenders may continue to rely upon all of the representations, warranties and covenants contained therein.


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Network Plus, Inc.
As of January 1, 1999
Page 6





                                      Very truly yours,

                                      Fleet National Bank, as Agent and a Lender

                                      By: /s/ Raymond C. Hoefling
                                         ----------------------------
                                      Name:  Raymond C. Hoefling
                                      Title: Vice President


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Network Plus, Inc.
As of January 1, 1999
Page 7

                                      Goldman Sachs Credit Partners, L.P., as
                                      S&A Agent and a Lender

                                      By: /s/ John Urbon
                                         -----------------------------

                                      Name: John Urbon
                                           ---------------------------

                                      Title: Authorized Signatory
                                            --------------------------



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Network Plus, Inc.
As of January 1, 1999
Page 8


                                      Transamerica Business Credit Corporation, as a Lender

                                      By:
                                         -------------------------------

                                      Name:
                                           -----------------------------

                                      Title:
                                            ----------------------------



                           [no signature required]
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Network Plus, Inc.
As of January 1, 1999
Page 9

                                      Fremont Financial Corporation,
                                      as a Lender

                                      By:
                                         -------------------------------

                                      Name:
                                           -----------------------------

                                      Title:
                                            ----------------------------



                          [no signature required]
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Network Plus, Inc.
As of January 1, 1999
Page 10


Accepted and Agreed as of the 1st day of January, 1999

Network Plus, Inc., as Borrower

By: /s/ George Alex
   -------------------------------

Name: George Alex
     -----------------------------

Title: Executive Vice President
      ----------------------------

Network Plus Corp., as Borrower

By: /s/ George Alex
   -------------------------------

Name: George Alex
     -----------------------------

Title: Executive Vice President
      ----------------------------





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